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                                                                    Exhibit 10.1

                         CONSENT OF INDEPENDENT AUDITORS


As independent auditors, we hereby consent to the incorporation of our report included in this Form 20-F, into WPP Group plc's previously filed Registration Statements on Form S-8, File No. 33-33906, File No. 333-4302, File No. 333-5368, File No. 333-6378 and File No. 333-40516.





London, England                                                Arthur Andersen
June 13, 2002